Exhibit 10.5









                     REGULATIONS FOR CHINESE-

                       FOREIGN EQUITY JOINT

                              VENTURES




































                  Chapter 1  General Provisions

     Article 1

     In accordance with the "Law of the People's Republic of China on Chinese-Foreign Equity Joint Ventures" and the relevant laws and regulations for Special Economic Zones of Guangdong Province, China, U.S. Dawson Science Corporation (hereinafter referred to as Party A) and Shenzhen Jinzhenghua Transport Industrial Development Co., Ltd., P.R. China (hereinafter referred to as Party B) has signed the contract for a Chinese-foreign equity joit venture on October 8th, 1997 and has set up a joint venture limited liability company (hereinafter referred to as the joint venture). The regulations hereunder is concluded.

     Article 2

     The name of the joint venture company is [name in Chinese characters].

     The name in foreign language is Shenzhen Jinzhenghua
Transport Industrial Development Co., Ltd. (hereinafter referred to as the joint venture).

     The legal address of the joint venture company is at 3 & 4/F
Fu'an Bldg, Futian District, Shenzhen Special Economic Zone.

     Article 3

     Parties to the joint venture are as follows: U.S. Dawson
Science Corporation (hereinafter referred to as Party A),
registered with the United States, legal address:
Nevada, U.S.
Legal representative:         Name:     Zhijian Wu
                              Position: Chairman of the Board
                              Nationality: P.R. China

Shenzhen Jinzhenghua Transport Industrial Development Co., Ltd. (hereinafter referred to as Party B), registered with Shenzhen Special Economic Zone in P.R. China, legal address: 3 & 4/F Fu'an Bldg, Futian District, Shenzhen Special Economic Zone, P.R. China.

Legal representative:              Name: Zhijian Wu
                                   Position: President
                                   Nationality: P.R. China

     Article 4

     The organization form of the joint venture company is a limited liability company. The joint venture company is a legal person of China and therefore it shall be governed by the relevant laws of China. All activities of the joint venture company shall be governed by the laws and pertinent rules and regulations of the People's Republic of China.


  Chapter 2  The Purpose and Scope of Production and Business

     Article 5

     The purpose of the parties to the joint venture is to develop China's transport industry through making full use of the advantages of the two parties and the potentiality in domestic freight with automobiles, and introducing foreign investment; to creat a scientific and systematic service network to transport passengers and goods with automobiles so as to serve for agriculture, industry, business trade and travel industry and to gain the highest social and economic returns. Each party to the joint venture company is liable to the joint venture company within the limit of the capital subscribed by it. The profits, risks and losses of the joint venture company shall be shared by the parties in proportion to their contributions of the registered capital.

     Article 6

     The productive and business scope of the joint venture company is investment and development in industrial enterprises (the specific projects shall be applied separately), highway passenger and goods transport, storehouse transportation, automobile auxiliaru parts, domestic trade, materials supply and marketing (the monoplied goods are concluded).


Chapter 3  Total Amount of Investment and the Registered Capital

     Article 7

     The total amount of investment of the joint venture company is $20 million. The registered capital is $10 million.

     Article 8

     Of which: Party A shall pay $9.2 million, accounts for 92%, Party B shall pay $800 thousand, accounts for 8%.

     Both Party A and Party B will contribute the following as their investment:

     Party A: $9.2 million, accounts for 92% of the registered capital, contributing in cash;

     Party B: $800 thousand, contributing in objects or cash

     Article 9

     The registered capital of the joint venture company shall be paid by Party A and Party B according to the duration stipulated in the contract.

     Article 10

     The accountant invited by the joint venture company shall check the registered capital after both Party A and Party B pay off it. The joint venture company issue the investment certification based on the checking report by the accountant. The major contents of the certification are: the name and the date of establishment of the joint venture, the name and the capital of the business partners, the date of payment of their capital, the issue date of the capital certification, and so on.

     Article 11

     The joint venture company shall not reduce the registered capital in the duration of the joint venture company.

     Article 12

     The raise of the registered capital shall be approved by Both Paarty A and Party B and by the Shenzhen Municipal
Government of Shenzhen.

     Article 13

     In case any party to the joint venture intends to assign all or part of his investment subscribed to a third party, consent shall be obtained from the other party to the joint venture, and approval from Shenzhen Municipal Government.

     When one party to the joint venture assigns all or part of his investment, the other party has preemptive right.

             Chapter 4  The Board of Directors

     Article 14

     The date of registration of the joint venture company shall be the date of the establishment of the board of directors of the joint venture company. The highest authority of the joint venture company shall be its board of directors.



     Article 15

     The board of directors shall decide all major issues concerning the joint venture company. Its major authority is as the following:

1. Decide and grant the major reports provided by the business management [TEXT CUT OFF] operation report, capital supply and marketing and so on);
2. Grant the annual finacial statement, the scheme for balance budget and profit distribution;
3. Pass the important rules and regulations of the joint venture company;
4.        Conclude the labor contract;
5.        Decide the establishment of branch;
6. Discuss and pass the revision of the regulations for the joint venture company;
7. Discuss and decide the stop production, termination and combination with another economic organization of the joint venture company;
8. Decide to the invitation of the general manager, deputy general manager, general engineer, chief accountant, auditor and other senior officers;
9. Be responsible for the liquidation on the termination in advance and expiration of the duration of the joint venture company;
10. Be responsible for other major issues decided by the board of directors.

     Article 16

     The board of directors is composed of seven directors, of which four shall be appointed by Party A, three by Party B. The term of office for the directors is three years, their term of office may be renewed if continuously appointed by the relevant party.

     Article 17

     The board of directors has one chairman and one vice-chairman. The chairman of the board shall be appointed by Party
B, and the vice-chairman by Party A.

     Article 18

     Should the directors be designated or changed by either parties to the joint venture company, a written notice is required by the board of directors.



     Article 19

     The board of directors shall convene at least one meeting every year. The chairman may convene an interim meeting based on a proposal made by more than one third of the total number of directors.

     Article 20

     The meeting of the board of directors shall be convened at the legal address of the joint venture company in principle.

     Article 21

     The meeting shall be called and presided over by the chairman of the board. Should the chairman of the board be absent, the vice-chairman shall convene and preside over the meeting.

     Article 22

     The chairman of the board shall issue the meeting notice in written form five days before the meeting is convened. The notice shall tell the contents, date and address of the meeting.

     Article 23

     Should the director be absent from the meeting for any reason, he shall entrust an agent present in a written notice.
Should the director not be present at the meeting he is regarded as absteation.

     Article 24

     The legal number of directors at the meeting shall be two thirds of the total number of directors. Should the directors at the meeting has less than two thirds of the total number, the resolution passed by the meeting is invalid.

     Article 25

     The detailed written minutes of every meeting shall be required. And the minutes shall obtain the signatures of all the directors present. Should the agent be present he shall sign his name. The minutes shall be written in Chinese or both in Chinese and English. The minutes shall be placed on file and kept by the special person designated by the board of directors. No one shall alter or destroy the minutes on the duration of the joint venture company.


     Article 26

     The following issues shall obtain the unanimous approval of the board of directors:

1. The appointment and revision of the regulations for the joint venture company;
2. The termination and dismissal of the joint venture company;
3. The raise and transference of the registered capital of the joint venture company;
4. The combination of the joint venture company with other economic organization.

     Article 27

     Other issues except those mentioned in Article 26 shall obtain two thirds of the total number of directors or half of them.


            Chapter 5 -- Business Management Office

     Article 28

     The joint venture company shall establish a management office. The specific office establishment shall be decided by the board of directors.

     Article 29

     The management office shall have a general manager, a deputy general manager both invited by the board of directors.

     Article 30

     The general manager shall be responsible directly to the board of directors, carry out the decisions of the board of directors, organize and conduct the daily production, technology and business management of the joint venture company. The deputy general manager shall assist the general manager in his work. When the general manager is absent the deputy general manager take the responsibility.

     Article 31

     The decision of the major issues in daily work concerning the joint venture company shall become effective on the signatures of both the general manager and the deputy general manager. The issues that need the signatures of both the general manager and the deputy general manager shall be stipulated by the board of directors.

     Article 32

     The term of office for the general manager and the deputy general manager is three years. Their term of office may be renewed if continuously invited by the board of directors.

     Article 33

     The chairman, vice-chairman, directors of the board cannot be concurrently the general manager, deputy general manager or other senior officers of the joint venture company.

     Article 34

     The general manager and deputy general manager cannot be concurrently the general manager or the deputy general manager of other economic organizations and cannot take part in the business competition towards the joint venture by other companies.

     Article 35

     The joint venture company has a general engineer, a chief accountant, an auditor, invited by the board of directors.

     Article 36

     The general engineer, chief accountant and auditor are under the leadership of the general manager.

     The chief accountant is responsible for the finance and accounting of the joint venture company, organizes the joint venture company, develops the whole economic accounting and takes the economic responsibility.

     The auditor is responsible for the auditing within the joint venture company, checks and examines the financial balance and accounting list of the joint venture company and report to the general manager and the board of directors.

     Article 37

     Those general manager, deputy general manager, general engineer, chief accountant, auditor and other senior officers who ask for resignation shall hand in the written report 20 days in advance.

     In case of graft or serious dereliction of duty on the part of the above-mentioned officers, the board of directors shall have the power to dismiss them at any time.

               Chapter 6 -- Financial Account

     Article 38

     The financial account of the joint venture company shall be handled in accordance with the stipulations of "the Financial Account System for Chinese-Foreign Equity Joint Venture" by the Ministry of Finance of the People's Republic of China and other relative regulations for Special Economic Zones of China.

     Article 39

     The fiscal year of the joint venture company shall take calendar year. A fiscal year is from January 1 to December 31.

     Article 40

     All evidence, account books, statements of the joint venture company shall be written in Chinese. Should another party ask, they can be noted in English.

     Article 41

     The joint venture company takes Renminbi as the unit to keep account. The exchange of Renminbi into other currencies shall be based on China's foreign exchange rate issued by the National
Exchange Administration of China on the actual date.

     Article 42

     The joint venture company shall open the account for Renmininbi and foreign currency in Bank of China or other banks approved by Bank of China.

     Article 43

     The following contents shall be recorded on the account book of the joint venture company:

1. The total volume of cash revenue and expenditure of the joint venture company;
2. The supply and marketing of the materials of the joint venture company;
3. The registered capital and the liabilities of the joint venture company;
4. The date of payment, raise and transference of the registered capital of the joint venture company.

     Article 44

     The management office shall compile a balance sheet and a profit and loss statement on the first three months of every fiscal year. The balance sheet and profit and loss statement that are signed by the auditor shall submit to the board of directors for passing.

     Article 45

     The parties to the joint venture company have the right to invite the auditors at their own expenses to check the account book of the joint venture company. The joint venture company shall provide convenience on checking.

     Article 46

     The board of directors shall decide the depreciation years of fixed assets of the joint venture company in accordance with the stipulations of "Rules for the Implementation of the Income
Tax Law of the People's Republic of China".

     Article 47

     All the foreign exchange issues concerning the joint venture company are handled in accordance with the relevant regulations of "The Interim Regulations for Foreign Exchange Management of People's Republic of China" and the regulations of the contract for the joint venture company.


         Chapter 7 -- The Allocation of the Profit

     Article 48

     Allocations of reserve funds, expansion funds of the joint venture company and welfare funds and bonuses for staff and workers shall be set aside from the after-income-tax profit in accordance with the relevant law. The annual proportion of allocations shall be decided by the joint venture board of directors according to the business situations of the joint venture company.

     Article 49

     The Profit after the joint venture company has paid the income tax in accordance with the relevant law and has set aside every funds shall be allocated to Party A and Party B according to their respective proportion of their investment. Should the board of directors grant unanimous approval to another allocation of the above-mentioned profit the above-mentioned profit can be allocated in the different way.


     Article 50

     The joint venture company allocate the profit once a year.
The allocation scheme of the profit and the profit sum that the parties to the joint venture company shall get are issued in the last three months of each fiscal year.

     Article 51

     The profit are not permitted to allocated before the loss of last fiscal year has not been made up. The profit that doesn't allocate last fiscal year can be allocated in this fiscal year.


               Chapter 8 -- Staff and Workers

     Article 23

     Labor contract covering the recruitment, employment, dismissal and resignation, wages, labor insurance, welfare, rewards, penalty and other matters concerning the staff and workers of the joint venture company shall be handled in accordance with the "Regulations of the People's Republic of China on Labor Management in Chinese-Foreign Equity Joint Ventures and its Implementation Rules."

     Article 53

     The joint venture company recruits, examines and selects the staff and workers by itself after obtaining the approval of the Labor Administration of Shenzhen.

     Article 54

     The joint venture company has the right to give a disciplinary warning, a demerit or cut down the salary to the employees who violate the rules and labor regulations of the joint venture company. The employees with the serious case can be dismissed. The employees that are punished and dismissed shall be filed in the Labor Administration of Shenzhen.

     Article 55

     The salaries of the employees shall be decided by the meeting of the board of directors and be stipulated in the Labor
Contract in accordance with the relevant law of Shenzhen Special
Economic Zone.

     As the development of the production, the improvement of the employees' professional capability and skill the joint venture company shall raise their salaries.

     Article 56

     The welfare, reward, labor security and labor insurance etc.
of the employees shall be stipulated in the rules of the joint venture company to assure the employees can work and produce in the normal conditions.


                 Chapter 9 -- Trade Union

     Article 57

     The employees of the joint venture company has the right to establish the trade union and develop the activities on trade union according to the "Regulations for the Trade Union in Guangdong Special Economic Zone".

     Article 58

     The trade union of the joint venture company is the representative of the employees. Its task is to maintain the legal interest of the employees, discuss the relevant issues, organize and educate the employees to improve the production, obey the discipline and carry out the labor contract.

     Article 59

     The trade union of the joint venture can instruct and help the employees to sign the individual labor contract or can represent the employees to sign the collective labor contract and supervise the implementation of the contract.

     Article 60

     The chief of the trade union of the joint venture company has the right to attend, as non-voting delegate, the meeting of the board of directors on the salaries, reward and punishment, welfare, labor security, labor insurance and labor discipline etc. He can reflect the suggestion and demand of the employees.

     Article 61

     The joint venture company distributes 2% of the actual total salaries of the employees to the trade union as funds. The funds shall be used by the trade union in accordance with the "Regulations for the Management of the Trade Union Funds".





           Chapter 10 -- Expiration and Liquidation

     Article 62

     The duration of the joint venture company is 15 years. The establishment of the joint venture company shall start from the date on which the business license of the joint venture company is issued.

     Article 63

     An application for the extension of the duration, proposed by one party and unanimously approved by the board of directors, shall be submitted to Shenzhen Municipal Government six months prior to the expiry date of the joint venture. The duration can be extended with the approval of Shenzhen Municipal Government. The parties shall handle the changing procedures in Shenzhen Industrial and Commercial Administrative Management Bureau.

     Article 64

     Should both parties to the joint venture agree that the termination of the duration of the joint ventures is in the highest interest of both parties they can terminate the duration of the joint venture before the date of the expiration.

     Should the joint venture intend to terminate the joint venture it needs the decision from the meeting of the board of directors and the approval of Shenzhen Municipal Government.

     Article 65

     Upon the expiration of the duration or termination before the date of expiration of the joint venture, liquidation shall be carried out according to the relevant law. The liquidation commission shall be established in accordance with the "Rules for the Implementation of the Laws for Chinese-Foreign Equity Joint Venture".

     Article 66

     The task of the liquidation commission is to liquidate the creditor's rights and liabilities of the joint venture, to compile the balance sheet and the assets list, to _____________.

     Article 67

     During the liquidation, the liquidation commission sue and respond on behalf of the joint venture.


     Article 68

     The fee for liquidation and the reward for the committees of the commission shall be paid in priority from the present assets of the joint venture.

     Article 69

     On liquidation the liquidation commission reevaluates the assets of the joint venture based on the book depreciation degree and referring the then price.

     Article 70

     After the liquidation the joint venture shall submit to the Shenzhen Municipal Government, handle the procedure of caneling the registration, hand in the business license and notify the public.

     Article 71

     After the joint venture doesn't operate any more all kinds of the account books shall be kept by the original China party.


          Chapter 11 -- The Rules and Regulations

     Article 72

     The rules and regulations of the joint venture stipulated through the board of directors are as the following:

     1. The rules for business and management including the power regulations of management office;
     2.   The manual for employees;
     3.   The rules for labor salary;
     4. The rules for work attendance, promotion, and reward and punishment of employees;
     5.   The rules for welfare of employees;
     6.   The rules for finance;







     7. The liquidation procedure on the dismissal of the joint venture;
     8.   Other necessary rules.


            Chapter 12 -- Supplementary Articles

     Article 73

     The revision of this regulations shall be approved unanimously by the meeting of the board of directors and submit to the Shenzhen Municipal Government for permission.

     Article 74

     This regulations are written in Chinese and English. Both versions are equally authentic. Should the two versions have discrepancy with each other, only the Chinese version will be taken as the standard one.

     Article 75

     The uncompleted part of this regulations shall be revised and complemented by the board of directors.

     Article 76

     Should this regulations have discrepancy with the laws and regulations of People's Republic of China, only this regulations will be taken as the standard one.

     Article 77

     This regulations shall become effective after obtaining the approval of Shenzhen Municipal Government.


For Party A                        For Party B
(Seal)                             (Seal)

/s/ Wu Zhi Jian                         /s/ Wu Zhi Jian
Wu Zhi Jian                             Wu Zhi Jian
Legal representative                    Legal representative

(Signature)                        (Signature)